Exhibit 4.1

Incorporated under the Laws of

Number	Delaware	Shares

COM-**
(CDN Reference ***)		***

SUNSHINE HEART, INC.

This certifies that ***  is the record holder of *** (***) shares of Common Stock of Sunshine Heart, Inc., a Delaware corporation (the “Corporation”), transferable only on the books of the Corporation by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of the Certificate of Incorporation and Bylaws were imprinted in full on this Certificate, to all of which the holder of this certificate, by acceptance hereof, assents.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Witness the signatures of the Corporation’s authorized officers this **  day of ***,  20**.

, Secretary	, Chairman

For Value Received,                    hereby sells, assigns and transfers unto                                                                                                                                                     Shares represented by the within Certificate, and does hereby irrevocably constitute and appoint                                                                                                 Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

In presence of

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW.  NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

(RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)

Sunshine Heart, Inc.

IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW

		Original Certificate		No.of Origl.	No. of Shares
	Transferred from	No.	Date	Shares	Transf’d
Certificate No. COM-** For *** Shares of Common Stock

Dated: ***

Issued to: ***

IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS

	New Certificate Issued to		No. of New Certificate		No. of Shares Transferred
Date Certificate Received:

, 20

By

Date Certificate Surrendered: